Exhibit 8.1

LIST OF DRYSHIPS SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation
Oceanview Owners Limited	Liberia
Oceansurf Owners Limited	Liberia
Oceancentury Owners Limited	Liberia
Hydrogen Shipholding Co. S.A.	Liberia
Earthly Shipholding Co. S.A.	Liberia
Helium Shipholding Co. S.A.	Liberia
Silicon Shipholding Co. S.A.	Liberia
Oxygen Shipholding Co. S.A.	Liberia
Skip Navigation Inc.	Liberia
Oxygen Shipping Company Limited	Malta
Blueberry Shipping Company Limited	Malta
Bosari Shipping Company Limited	Malta
Annapolis Shipping Company Limited	Malta
Malvina Shipping Company Limited	Malta
Samsara Shipping Company Limited	Malta
Fabiana Navigation Company Limited	Malta
Karmen Shipping Company Limited	Malta
Thelma Shipping Company Limited	Malta
Celine Shipping Company Limited	Malta
Arleta Navigation Company Limited	Malta
Felicia Navigation Company Limited	Malta
Zatac Shipping Company Limited	Malta
Royerton Shipping Company Limited	Malta
Fago Shipping Company Limited	Malta
Lancat Shipping Company Limited	Malta
Hydrogen Shipping Company Limited	Malta
Helium Shipping Company Limited	Malta
Platan Shipping Company Limited	Malta
Madras Shipping Company Limited	Malta
Tolan Shipping Company Limited	Malta
Lansat Shipping Company Limited	Malta
Iguana Shipping Company Limited	Malta
Selma Shipping Company Limited	Malta
Farat Shipping Company Limited	Malta
Onil Shipping Company Limited	Malta
Silicon Shipping Company Limited	Malta
Araldo Marine Ltd.	Marshall Islands
Welby Shipping Inc.	Marshall Islands
Ialysos Owning Company Limited	Marshall Islands
Azalea Shareholders Limited	Marshall Islands
Samsara Shipholding One Inc.	Marshall Islands
Samsara Shipholding Two Inc.	Marshall Islands
Lidman Maritime Co.	Marshall Islands
Armanno Marine Co.	Marshall Islands
Devine Navigation Inc.	Marshall Islands

Name of Subsidiary	Jurisdiction of Incorporation
Ariadne Marine S.A.	Marshall Islands
Mador Shipping Ltd.	Marshall Islands
Lothair Navigation Company	Marshall Islands
Verge Navigation Corp.	Marshall Islands
Joyce Shipping Corp.	Marshall Islands
Amara Shipping Company	Marshall Islands
Alma Shipholding Inc.	Marshall Islands
Tempo Marine Co.	Marshall Islands
Flamenco Management Corp.	Marshall Islands
Star Record Owning Company Limited	Marshall Islands
Star Record Shareholdings Limited	Marshall Islands
Argo Owning Company Limited	Marshall Islands
Paralos Owning Company Limited	Marshall Islands
Rea Owning Company Limited	Marshall Islands
Rea Shareholdings Limited	Marshall Islands
Dione Owning Company Limited	Marshall Islands
Dione Shareholdings Limited	Marshall Islands
Phoebe Owning Company Limited	Marshall Islands
Phoebe Shareholdings Limited	Marshall Islands
Uranus Owning Company Limited	Marshall Islands
Uranus Shareholdings Limited	Marshall Islands
Selene Owning Company Limited	Marshall Islands
Selene Shareholdings Limited	Marshall Islands
Tethys Owning Company Limited	Marshall Islands
Tethys Shareholdings Limited	Marshall Islands
Ioli Owning Company Limited	Marshall Islands
Ioli Shareholdings Limited	Marshall Islands
Iason Owning Company Limited	Marshall Islands
Iason Shareholdings Limited	Marshall Islands
Team-up Owning Company Limited	Marshall Islands
Team-up Shareholdings Limited	Marshall Islands
Iokasti Owning Company Limited	Marshall Islands
Iokasti Shareholdings Limited	Marshall Islands
Boone Star Owners Inc.	Marshall Islands
Boone Star Shareholders Inc.	Marshall Islands
Norwalk Star Owners Inc.	Marshall Islands
Norwalk Star Shareholdings Inc.	Marshall Islands
Dalian Star Owners Inc.	Marshall Islands
Dalian Star Shareholdings Inc.	Marshall Islands
Aegean Traders Inc.	Marshall Islands
Aegean Shareholders Inc.	Marshall Islands
Cretan Traders Inc.	Marshall Islands
Cretan Shareholders Inc.	Marshall Islands
Roscoe Marine Ltd.	Marshall Islands
Argo Shareholdings Limited	Marshall Islands
Pergamos Owning Company Limited	Marshall Islands
Pergamos Shareholders Limited	Marshall Islands
Amathus Owning Company Limited	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Amathus Shareholders Limited	Marshall Islands
Echo Owning Company Limited	Marshall Islands
Echo Shareholdings Limited	Marshall Islands
Caerus Owning Company Limited	Marshall Islands
Caerus Shareholdings Limited	Marshall Islands
Symi Owners Inc.	Marshall Islands
Symi Shareholders Inc.	Marshall Islands
Kalymnos Owners Inc.	Marshall Islands
Kalymnos Shareholders Inc.	Marshall Islands
Litae Owning Company Limited	Marshall Islands
Litae Shareholdings Limited	Marshall Islands
Tyche Owning Company Limited	Marshall Islands
Tyche Shareholdings Limited	Marshall Islands
Anemone Marine Co.	Marshall Islands
Ariana Marine Ltd.	Marshall Islands
Neria Shipmanagement Inc.	Marshall Islands
Argante Navigation Corp.	Marshall Islands
Sunlight Shipholding One Inc.	Marshall Islands
Sunlight Shipholding Two Inc.	Marshall Islands
Atlas Owning Company Limited	Marshall Islands
Atlas Shareholdings Limited	Marshall Islands
Maternal Owning Company Limited	Marshall Islands
Maternal Shareholdings Limited	Marshall Islands
Xanadu Shipholding One Inc.	Marshall Islands
Xanadu Shipholding Two Inc.	Marshall Islands
Nouvelle Shipholding One Inc.	Marshall Islands
Nouvelle Shipholding Two Inc.	Marshall Islands
Paternal Owning Company Limited	Marshall Islands
Paternal Shareholdings Limited	Marshall Islands
Olivia Shipholding One Inc.	Marshall Islands
Olivia Shipholding Two Inc.	Marshall Islands
Taipan Shipholding One Inc.	Marshall Islands
Taipan Shipholding Two Inc.	Marshall Islands
Classical Owning Company Limited	Marshall Islands
Classical Shareholdings Limited	Marshall Islands
Human Owning Company Limited	Marshall Islands
Human Shareholdings Limited	Marshall Islands
Seaventure Shipping Limited	Marshall Islands
Seaventure Holdings Limited	Marshall Islands
Primera Shipholding One Inc.	Marshall Islands
Primera Shipholding Two Inc.	Marshall Islands
Scorpio Shipholding One Inc.	Marshall Islands
Scorpio Shipholding Two Inc.	Marshall Islands
Paragon Shipholding One Inc.	Marshall Islands
Paragon Shipholding Two Inc.	Marshall Islands
Iguana Shipholding One Inc.	Marshall Islands
Iguana Shipholding Two Inc.	Marshall Islands
Lotis Traders Inc.	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Lotis Shareholders Inc.	Marshall Islands
Kronos Owning Company Limited	Marshall Islands
Kronos Shareholdings Limited	Marshall Islands
Lucio Shipholding Ltd.	Marshall Islands
Valente Navigation Co.	Marshall Islands
NT LLC Investors Ltd.	Marshall Islands
NT LLC Shareholders Ltd.	Marshall Islands
Toro Shipholding One Inc.	Marshall Islands
Toro Shipholding Two Inc.	Marshall Islands
Gaia Owning Company Limited	Marshall Islands
Gaia Shareholdings Limited	Marshall Islands
Trojan Maritime Co.	Marshall Islands
Koronis Navigation S.A.	Marshall Islands
Astarte Maritime S.A.	Marshall Islands
Ashby Shipmanagement Corp.	Marshall Islands
Orpheus Owning Company Limited	Marshall Islands
Orpheus Shareholdings Limited	Marshall Islands
Ionian Traders Inc.	Marshall Islands
Rhodian Traders Inc.	Marshall Islands
Monteagle Shipping SA	Marshall Islands
Paralos Shareholdings Limited	Marshall Islands
Kerkyra Traders Inc.	Marshall Islands
Kerkyra Shareholders Inc.	Marshall Islands
Wealth Management Inc.	Marshall Islands
Thrasymachus Challenge Inc.	Marshall Islands
Hippias Challenge Inc.	Marshall Islands
Prodicus Challenge Inc.	Marshall Islands
Gorgias Challenge Inc.	Marshall Islands
Callicles Challenge Inc.	Marshall Islands
Antiphon Challenge Inc.	Marshall Islands
Protagoras Challenge Inc.	Marshall Islands
Lycophron Challenge Inc.	Marshall Islands
Cratylus Challenge Inc.	Marshall Islands
Tinos Traders Inc.	Marshall Islands
Sifnos Traders Inc.	Marshall Islands
Milos Traders Inc.	Marshall Islands
Milos Shareholders Inc.	Marshall Islands
Thassos Traders Inc.	Marshall Islands
Thassos Shareholders Inc.	Marshall Islands
Pounta Traders Inc.	Marshall Islands
Pounta Shareholders Inc.	Marshall Islands
Faedon Shareholdings Limited	Marshall Islands
Ialysos Shareholders Limited	Marshall Islands
Mandarin Shareholdings Limited	Marshall Islands
Mensa Shareholdings Limited	Marshall Islands
Iktinos Owning Company Limited	Marshall Islands
Iktinos Shareholdings Limited	Marshall Islands
Kallikrates Owning Company Limited	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Kallikrates Shareholdings Limited	Marshall Islands
Belulu Shareholders Limited	Marshall Islands
DryShips Partners LP	Marshall Islands
DRYS GP LLC	Marshall Islands
Oceanfreight Inc.	Marshall Islands
Oceanship Shareholdings Limited	Marshall Islands
Oceanship Owners Limited	Marshall Islands
Oceanwealth Shareholdings Limited	Marshall Islands
Oceanwealth Owners Limited	Marshall Islands
Oceanventure Shareholdings Limited	Marshall Islands
Oceanventure Owners Limited	Marshall Islands
Oceanresources Shareholdings Limited	Marshall Islands
Oceanresources Owners Limited	Marshall Islands
Oceanstreangth Shareholdings Limited	Marshall Islands
Oceanstreangth Owners Limited	Marshall Islands
Oceanenergy Shareholdings Limited	Marshall Islands
Oceanenergy Owners Limited	Marshall Islands
Oceantrade Shareholdings Limited	Marshall Islands
Oceantrade Owners Limited	Marshall Islands
Oceanprime Shareholdings Limited	Marshall Islands
Oceanprime Owners Limited	Marshall Islands
Oceanclarity Shareholdings Limited	Marshall Islands
Oceanclarity Owners Limited	Marshall Islands
Oceanfighter Shareholders Inc.	Marshall Islands
Oceanfighter Owners Inc.	Marshall Islands
Ocean Faith Shareholders Inc.	Marshall Islands
Ocean Faith Owners Inc.	Marshall Islands
Ocean Blue Spirit Shareholders Inc.	Marshall Islands
Ocean Blue Spirit Owners Inc.	Marshall Islands
Kifissia Star Shareholders Inc.	Marshall Islands
Kifissia Star Owners Inc.	Marshall Islands
Oceanpower Shareholders Inc.	Marshall Islands
Oceanpower Owners Inc.	Marshall Islands
Oceanwave Shareholders Limited	Marshall Islands
Oceanwave Owners Limited	Marshall Islands
Oceanrunner Shareholders Limited	Marshall Islands
Oceanrunner Owners Limited	Marshall Islands
Oceanfire Shareholders Inc.	Marshall Islands
Oceanfire Owners Inc.	Marshall Islands
Oceanview Shareholders Limited	Marshall Islands
Oceansurf Shareholders Limited	Marshall Islands
Oceancentury Shareholders Limited	Marshall Islands
Pacifai Shareholders Limited	Marshall Islands
Pacifai Owning Company Limited	Marshall Islands
Amazon Shareholders Limited	Marshall Islands
Amazon Owning Company Limited	Marshall Islands
Freightwise Investments Ltd	Marshall Islands
Olympian Heracles Holding Inc.	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Olympian Asclepius Holding Inc.	Marshall Islands
Olympian Hestia Holding Inc.	Marshall Islands
Olympian Zeus Shareholders Inc.	Marshall Islands
Olympian Zeus Owners Inc.	Marshall Islands
Olympian Apollo Shareholders Inc.	Marshall Islands
Olympian Apollo Owners Inc.	Marshall Islands
Olympian Hebe Holding Inc.	Marshall Islands
Olympian Hera Shareholders Inc.	Marshall Islands
Olympian Hera Owners Inc.	Marshall Islands
Olympian Rea Holding Inc.	Marshall Islands
Olympian Poseidon Shareholders Inc.	Marshall Islands
Olympian Poseidon Owners Inc.	Marshall Islands
Olympian Demeter Shareholders Inc.	Marshall Islands
Olympian Demeter Owners Inc.	Marshall Islands
Olympian Ares Shareholders Inc.	Marshall Islands
Olympian Ares Owners Inc.	Marshall Islands
Olympian Artemis Shareholders Inc.	Marshall Islands
Olympian Artemis Owners Inc.	Marshall Islands
Olympian Diana Holding Inc.	Marshall Islands
Olympian Athena Shareholders Inc.	Marshall Islands
Olympian Athena Owners Inc.	Marshall Islands
Olympian Dionysus Shareholders Inc.	Marshall Islands
Olympian Dionysus Owners Inc.	Marshall Islands
Olympian Aphrodite Shareholders Inc.	Marshall Islands
Olympian Aphrodite Owners Inc.	Marshall Islands
Olympian Pan Holding Inc.	Marshall Islands
Olympian Hephaestus Shareholders Inc.	Marshall Islands
Olympian Hephaestus Owners Inc.	Marshall Islands
Olympian Hermes Shareholders Inc.	Marshall Islands
Olympian Hermes Owners Inc.	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Ocean Rig UDW Inc.	Marshall Islands
Drill Rigs Holdings Inc.	Marshall Islands
Ocean Rig 1 Shareholders Inc.	Marshall Islands
Ocean Rig 1 Inc.	Marshall Islands
Ocean Rig 1 Greenland Operations Inc.	Marshall Islands
Ocean Rig Falkland Operations Inc.	Marshall Islands
Ocean Rig West Africa Operations Inc.	Marshall Islands
Ocean Rig 2 Shareholders Inc.	Marshall Islands
Ocean Rig 2 Inc.	Marshall Islands
Drill Rigs Operations Inc.	Marshall Islands
Ocean Rig EG Operations Inc.	Marshall Islands
Ocean Rig Norway Operations Inc.	Marshall Islands
Ocean Rig Liberia Operations Inc.	Marshall Islands
Ocean Rig Ireland Operations Inc.	Marshall Islands
Drillships Holdings Inc.	Marshall Islands
Drillship Hydra Shareholders Inc.	Marshall Islands
Drillship Hydra Owners Inc.	Marshall Islands
Ocean Rig Corcovado Greenland Operations Inc.	Marshall Islands
Drillship Paros Shareholders Inc.	Marshall Islands
Drillship Paros Owners Inc.	Marshall Islands
Drillships Holdings Operations Inc.	Marshall Islands
Ocean Rig Angola Operations Inc.	Marshall Islands
Ocean Rig Gabon Operations Inc.	Marshall Islands
Drillships Investment Inc.	Marshall Islands
Kithira Shareholders Inc.	Marshall Islands
Drillship Kithira Owners Inc.	Marshall Islands
Ocean Rig Poseidon Operations Inc.	Marshall Islands
Skopelos Shareholders Inc.	Marshall Islands
Drillship Skopelos Owners Inc.	Marshall Islands
Drillships Investment Operations Inc.	Marshall Islands
Ocean Rig Namibia Operations Inc.	Marshall Islands
Ocean Rig Cuanza Operations Inc.	Marshall Islands
Drillships Ocean Ventures Inc.	Marshall Islands
Drillship Skiathos Shareholders Inc.	Marshall Islands
Drillship Skiathos Owners Inc.	Marshall Islands
Drillship Skyros Shareholders Inc.	Marshall Islands
Drillship Skyros Owners Inc.	Marshall Islands
Drillship Kythnos Shareholders Inc.	Marshall Islands
Drillship Kythnos Owners Inc.	Marshall Islands
Drillships Ocean Ventures Operations Inc.	Marshall Islands
Ocean Rig Cunene Operations Inc.	Marshall Islands
Ocean Rig Cubango Operations Inc.	Marshall Islands
Ocean Rig Operations Inc.	Marshall Islands
Ireland Drilling Crew Inc.	Marshall Islands
Drillships Financing Holding Inc.	Marshall Islands
Alley Finance Co.	Marshall Islands

Subsidiary	Jurisdiction of Incorporation
Algarve Finance Ltd	Marshall Islands
Ocean Rig Global Chartering Inc.	Marshall Islands
Drillship Alonissos Shareholders Inc.	Marshall Islands
Drillship Alonissos Owners Inc.	Marshall Islands
Ocean Rig Management Inc.	Marshall Islands
Eastern Med Consultants Inc.	Marshall Islands
Ocean Rig Spares Inc.	Marshall Islands
Bluesky Shareholders Inc.	Marshall Islands
Bluesky Owners Inc.	Marshall Islands
DrillShip Santorini Owners Inc.	Marshall Islands
DrillShip Santorini Shareholders Inc.	Marshall Islands
Olympia Rig Angola Limitada	Angola
Olympia Rig Angola Holding S.A.	Angola
Ocean Rig Drilling Do Brazil Servicos De Petroleo Ltda.	Brazil
Ocean Rig Do Brazil Servicos De Petroleo Ldta	Brazil
Ocean Rig Rio De Janeiro Servicos De Petroleo Ltda of Brazil	Brazil
Ocean Rig Canada Inc.	Canada
Primelead Limited	Cyprus
Ocean Rig Ghana Limited	Ghana
Ocean Rig Olympia Operations Ghana Limited	Ghana
Ocean Rig Offshore Mianagement Limited	Jersey
Ocean Rig Black Sea Cooperatief U.A.	Netherlands
Ocean Rig Black Sea Operations B.V.	Netherlands
Ocean Rig Drilling Operations Cooperatief U.A.	Netherlands
Ocean Rig Drilling Operations B.V.	Netherlands
Ocean Rig Block 33 Brasil Cooperatief U.A.	Netherlands
Ocean Rig Block 33 Brasil B.V.	Netherlands
Ocean Rig Deepwater Drilling Limited	Nigeria
Ocean Rig North Sea AS	Norway
Ocean Rig AS	Norway
Ocean Rig UK Limited	UK
Ocean Rig Limited	UK
Ocean Rig UDW LLC	United States
Drillships Projects Inc.	Unites States